UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2004

NTS MORTGAGE INCOME FUND
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-18550	61-1146077
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Incorporation)
Incorporation)

10172 Linn Station Road,
Louisville, Kentucky 40223
(Address of Principal Executive Offices)

(502) 426-4800
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 9. Regulation FD Disclosure.

        On February 11, 2004, NTS Mortgage Income Fund sent a notice to its shareholders regarding a mini-tender offer by CMG Partners, LLC. A copy of the notice is attached to this current report on Form 8-K as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NTS MORTGAGE INCOME FUND

/s/ Brian F. Lavin

Brian F. Lavin
President and Director of
NTS Mortgage Income Fund

Date: February 11, 2004